                                                                 EXHIBIT 10.013

                     SEVENTH AMENDMENT TO LEASE AGREEMENT
                     ------------------------------------


          THIS SEVENTH AMENDMENT TO LEASE AGREEMENT (the "Seventh Amendment") is made this ______ day of July, 1996, by and between CONCOURSE V ASSOCIATES (as "Landlord") and XCELLENET, INC. (as "Tenant").


                             W I T N E S S E T H:
                             - - - - - - - - - -


          WHEREAS, Landlord and Tenant did enter into a Lease Agreement dated as of August 17, 1990 (the "Original Lease"), for space in that certain building known as "Concourse Corporate Center V" (the "Building"), as such space is more particularly described in the Original Lease (the "Premises"); and

          WHEREAS, Landlord and Tenant did enter into a First Amendment to Lease Agreement dated September 30, 1992 (the "First Amendment"), adding certain space more particularly described therein to the Premises; and

          WHEREAS, Landlord and Tenant did enter into a Second Amendment to Lease Agreement dated August 10, 1993 (the "Second Amendment"); and

          WHEREAS, Landlord and Tenant did enter into a Third Amendment to Lease Agreement dated September 9, 1993 (the "Third Amendment"); and

          WHEREAS, Landlord and Tenant did enter into a Fourth Amendment to Lease Agreement, dated August 15, 1994 (the "Fourth Amendment");

          WHEREAS, Landlord and Tenant did enter into a Fifth Amendment to Lease Agreement, dated February 20, 1995 (the "Fifth Amendment");

          WHEREAS, Landlord and Tenant did enter into a Sixth Amendment to Lease Agreement, dated March 27, 1996 (the "Sixth Amendment");

          WHEREAS, the Original Lease, First Amendment, Second Amendment, Third Amendment, Fourth Amendment, Fifth Amendment and Sixth Amendment are sometimes referred to herein collectively as the "Lease"; and

          WHEREAS, Landlord and Tenant desire to modify and amend the Lease, in the manner and for the purposes herein set forth.

          NOW, THEREFORE, for and in consideration of the mutual covenants contained herein and for Ten and No/100 Dollars ($10.00) and other good and valuable consideration, paid by the parties hereto to one another, the receipt and sufficiency of which are acknowledged by the parties hereto, the parties hereto hereby covenant and agree as follows:

          1.     Effective Date. The effective date (the "Effective Date") of
                 --------------
this Seventh Amendment shall be January 1, 1997, as to the "First Expansion Premises", (as that term is herein defined), and April 1, 1997, as to the "Second Expansion Premises" (as that term is herein defined). This Seventh Amendment shall inure to the benefit of and be binding upon Landlord and Tenant upon the due execution and delivery of this Seventh Amendment, notwithstanding that the Effective Date shall be a later date.

          2.     Additional Premises.  From and after January
                 -------------------
1, 1997, Landlord hereby leases and rents to Tenant, and Tenant hereby leases and rents from Landlord, that certain space, consisting of 13,609 rentable square feet, more or less, on the 7th floor of the Building as shown on Exhibit
                                                                        -------
"A", attached hereto and by this reference incorporated herein (the "First
---
Expansion Premises"). From and after April 1, 1997, Landlord hereby leases and rents to Tenant, and Tenant hereby leases and rents from Landlord, that certain space, consisting of 6,806 rentable square feet, more or less, on the 4th floor of the Building, as shown on Exhibit "A", attached hereto and by this reference
                             -----------
incorporated herein (the "Second Expansion Premises"). This First Expansion Premises and the Second Expansion Premises are herein sometimes collectively referred to as the Expansion Premises. From and after the Effective Date, any reference in the Original Lease to the "Premises" shall mean the Premises and the First Expansion Premises and, when applicable, the Second Expansion Premises, except that the "Rent" due on such Expansion Premises and the "Allowance" provided for tenant fit-up and finish work therein shall be governed by this Seventh Amendment.

          3.     Base Rent Rate.  The Base Rent for the
                 --------------
Additional Premises shall be paid by Tenant in addition to and not in lieu of, the other payments due under the Lease, and shall be as follows:


                                                       Annual      Monthly
Term/Period                               Base Rent   Base Rent   Base Rent
----------------------------------------  ---------  -----------  ----------
January 1, 1997 (First Expansion             $24.50  $333,420.50  $27,785.04
 Premises) -

April 1, 1997                                $24.50  $500,167.50  $41,680.63
 (Second Expansion Premises) -
  December 31, 1997

January 1, 1998 - December 31, 1998          $24.87  $507,670.01  $42,305.83

January 1, 1999 - December 31, 1999          $25.24  $515,336.86  $42,944.74

January 1, 2000 - September 6, 2000          $25.62  $523,003.71  $43,583.64

      Such amounts shall be paid at the time and in the manner Base Rent is paid under the Original Lease, except that the Increase Multiplier provisions of Paragraph 2(c) of the Original Lease do not apply.

          4.     Tenant Improvement Costs.  (a) Tenant shall have access to the
                 ------------------------
First Expansion Premises on or before October 1, 1996, and access to the Second Expansion Premises on or before January 1, 1997. Landlord shall cause the tenant fit-up and finish work in the Expansion Premises to be completed in accordance with plans and specifications to be provided by Tenant, as soon as possible, and to be agreed upon by Landlord and Tenant, in their respective reasonable judgment. The Term shall start and Base Rent shall commence for the Expansion Space on the dates set forth in Paragraph 2 and 3 herein, whether or not the First Expansion Premises or Second Expansion Premises, as applicable, are substantially completed. Landlord shall provide an allowance for the tenant fit-up and finish work, including the design costs and the cost of generating plans and specifications associated therewith, in the Expansion Premises of Eleven and 10/100 Dollars ($11.10) per usable square foot within the Expansion Premises (the "Allowance"). To the extent the costs to complete the tenant fit-up and finish work in the Expansion Premises are less than the Allowance, then the difference shall paid to Tenant. To the extent the costs to complete the tenant fit-up and finish work in the Premises are greater than the Allowance, then the amount of such excess shall be paid by Tenant to Landlord on demand.

          (b) There shall be a construction management fee of three percent (3%) of the Allowance based on the tenant fit-up and finish work in the Expansion Premises. Such fee may be funded out of the Allowance.

          5.     Operating Costs.  Tenant shall pay to Landlord for the
                 ---------------
Expansion Premises, in addition to and not in lieu of the amounts due hereunder, Tenant's Share of Operating Costs for the Expansion Premises above the Initial Operating Costs. For the purposes of this Seventh Amendment, the Initial Operating Costs shall be deemed to be the Operating Costs, on a per square foot per annum basis, for the Expansion Premises in the year 1997. Such amounts shall be due from Tenant and shall be paid at the time and in the manner that Base Rent is paid under the Lease.

          6.     Brokerage.  FAISON & ASSOCIATION ("FAISON") ACTED AS AGENT FOR
                 ---------
LANDLORD IN THIS TRANSACTION. FAISON SHALL BE PAID A COMMISSION BY LANDLORD. RICHARD BOWERS & COMPANY ("BOWERS") HAS ACTED AS AGENT FOR TENANT IN THIS TRANSACTION. BOWERS IS TO BE PAID A COMMISSION BY LANDLORD. Tenant warrants that there are no other agents that have acted on its behalf in this transaction which have a claim for broker's commissions or finder's fees in connection with its execution of this Sixth Amendment. Tenant hereby indemnifies Landlord and holds Landlord harmless from and against all loss, cost, damage or expense, including, but not limited to, attorney's fees and court costs, incurred by Landlord as a result of or in conjunction with a claim of any real estate agent or broker other than Bowers, if made by, through or under Tenant. Landlord hereby indemnifies Tenant and holds Tenant harmless from and against all loss, cost, damage or expense, including, but not limited to, attorney's fees and court costs, incurred by Tenant as a result of or in conjunction with a claim of any real estate agent or broker, if made by, through or under Landlord.

          7.     Transfers, Successors and Assigns.  This Seventh Amendment
                 ---------------------------------
shall inure to the benefit of and be binding upon Landlord, Tenant, and their respective transfers, successors and assigns.

          8.     Georgia Law.  This Seventh Amendment shall be construed and
                 -----------
interpreted under the laws of the State of Georgia.

          9.     No Other Modifications.  Except as modified by this Seventh
                 ----------------------
Amendment, the Lease remains unmodified and of full force and effect.

      IN WITNESS WHEREOF, the undersigned have caused this Seventh Amendment to be executed under seal and delivered, on the day and year first above written.


                              "LANDLORD"

                              CONCOURSE V ASSOCIATES, a Georgia general partnership

                              By:   Dan Properties, Inc., as general partner

      8/8/96
__________________________          By: /s/ Alan Lang
Date Executed:                         --------------------------------
                                       Its: Assistant Secretary
                                           ----------------------------


                              By:   JV Georgia One, Inc., as general partner

                                    By: /s/ Alan Lang
                                       --------------------------------
                                       Its: Assistant Secretary
                                           ----------------------------

                              "TENANT"

                              XCELLENET, INC., a Georgia corporation

                              By: /s/ Jeanne N. Bateman
                                  --------------------------------
                                  Its: Vice President--Finance
                                       ---------------------------

July 30, 1996
__________________________    Attest:  /s/ John C. Bacon
Date Executed:                       -----------------------------
                                Its: President
                                    ------------------------------

                                         (CORPORATE SEAL)

                                              6/20/96

Exhibit "A" - "First Expansion Premises"

Description of Exhibit A:
     Floor plan of the 7/th/ floor expansion as referred to in the Seventh Amendment.


Exhibit "A" - "Second Expansion Premises"

Description of Exhibit A:
     Floor plan of the 4/th/ floor expansion as referred to in the Seventh Amendment.